INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Under Rule 14a-12

                      COLLEGE BOUND STUDENT ALLIANCE, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              1) Title of each class of securities to which transaction applies:

              2) Aggregate number of securities to which transaction applies:

              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              4) Proposed maximum aggregate value of transaction:

              5) Total fee paid:

         [ ]  Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

              1) Amount previously paid:
              2) Form, Schedule or Registration Statement No.:
              3) Filing Party:
              4) Date Filed:

                      COLLEGE BOUND STUDENT ALLIANCE, INC.
                      333 South Allison Parkway, Suite 100
                            Lakewood, Colorado 80226


Dear Stockholder:

     On behalf of the board of directors, I invite you to attend the Annual Meeting of Stockholders of College Bound Student Alliance, Inc. to be held on May 28, 2003 at 2:00 p.m. local time, at our executive offices located at 333 South Allison Parkway, Suite 100, Lakewood, Colorado 80226.

     The formal business to be conducted at the meeting is described in the notice that follows this letter. We will also review 2002, discuss expectations for the future and will be available to answer your questions during the meeting and afterward.

     We rely upon all stockholders to execute and return their proxies promptly in order to avoid costly proxy solicitation. Returning your proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


                                            Sincerely,


                                            /s/ Douglas C. Rother
                                            ---------------------
                                            Douglas C. Rother
                                            President and Chief Executive
                                            Officer

May 14, 2003

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 28, 2003


     The Annual Meeting of Stockholders of College Bound Student Alliance, Inc. (the "Company") will be held at our executive offices located at 333 South Allison Parkway, Suite 100, Lakewood, Colorado 80226 on May 28, 2003 at 2:00 p.m. local time, for the following purposes:

     1.   To elect directors.

     2. To consider and vote upon a proposal to amend our articles of incorporation to change our corporate name to "College Partnership, Inc."

     3. To ratify the appointment of Hein + Associates as our independent auditors for the fiscal year ending July 31, 2003.

     4. To transact such other business as may properly come before the meeting or any postponements, continuations or adjournments thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Stockholders who owned shares of our common stock at the close of business on March 31, 2003 are entitled to notice of, and to vote at, the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote your shares as soon as possible.



                                            By Order of the Board of Directors


                                            /s/ Douglas C. Rother
                                            ---------------------
                                            Douglas C. Rother
                                            President and Chief Executive
                                            Officer

Lakewood, Colorado
Dated: May 14, 2003


To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting. Please date and sign the enclosed form of proxy and return it promptly in the enclosed postage-paid, self-addressed envelope provided for that purpose.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INFORMATION CONCERNING SOLICITATION AND VOTING.................................1
   General.....................................................................1
   Record Date and Shares Outstanding..........................................1
   Revoking Your Proxy.........................................................1
   How Your Proxy Will Be Voted................................................1
   Quorum......................................................................2
   Voting......................................................................2
   Solicitation of Proxies.....................................................3

PROPOSAL NO. 1 ELECTION OF DIRECTORS...........................................3
   Nominees for Election.......................................................4
   Vote Required and Board of Directors' Recommendation........................5
   Board of Directors and Committee Meetings...................................5
   Compensation of Directors...................................................6
   Executive Officers..........................................................6

EXECUTIVE COMPENSATION.........................................................7
   Summary Compensation Table..................................................7
   Option Grants Table.........................................................8
   Aggregated Option Exercises in Last Fiscal Year and FY-End
    Option Values..............................................................8
   Equity Compensation Plan Information........................................9
   Employment Contracts and Termination of Employment and
    Change in Control Arrangements.............................................9

Security Ownership of Certain Beneficial Owners and Management................10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................12

Section 16(a) beneficial ownership reporting COMPLIANCE.......................13

AUDIT COMMITTEE REPORT........................................................13
   Audit Fees.................................................................16

PROPOSAL NO. 2 Amendment to Articles of Incorporation
     to Change Our Corporate Name.............................................16
   Vote Required for Approval; Board Recommendation...........................16

PROPOSAL NO. 3 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS..............17
   Vote Required for Approval; Board Recommendation...........................17

DELIVERY OF VOTING MATERIALS..................................................17

ANNUAL REPORT.................................................................17

STOCKHOLDER PROPOSALS.........................................................18

APPENDIX A:  AUDIT COMMITTEE CHARTER.........................................A-1

                      COLLEGE BOUND STUDENT ALLIANCE, INC.
                      333 South Allison Parkway, Suite 100
                            Lakewood, Colorado 80226

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the board of directors of College Bound Student Alliance, Inc., a Nevada corporation, for use at our Annual Meeting of Stockholders to be held on May 28, 2003, and at any adjournment, continuation or postponement of the meeting.

     A number of abbreviations are used in the proxy statement. We refer to the company as "CBSA" or "we," "us" or "our." The term "proxy solicitation materials" includes this proxy statement, as well as the enclosed proxy card. References to "fiscal 2002" means our 2002 fiscal year which began on August 1, 2001 and ended on July 31, 2002. Our 2003 Annual Meeting of Stockholders is simply referred to as the "annual meeting" or the "meeting."

     Our principal executive office is located at 333 South Allison Parkway, Suite 100, Lakewood, Colorado 80226. Our principal executive office telephone number is (303) 804-0155.

     These proxy solicitation materials were mailed on or about May 14, 2003 to all stockholders entitled to vote at the annual meeting.

Record Date and Shares Outstanding

     Stockholders who owned shares of our common stock, $.001 par value per share, at the close of business on March 31, 2003, referred to as the record date, are entitled to notice of, and to vote at, the annual meeting. At the record date, we had 26,525,807 shares of common stock issued and outstanding.

Revoking Your Proxy

     You may revoke your proxy at any time prior to the date of the annual meeting by: (1) submitting a later-dated vote, in person at the annual meeting or by mail, or (2) delivering instructions to the attention of the Secretary at our principal executive office, 333 South Allison Parkway, Suite 100, Lakewood, Colorado 80226. Any notice of revocation sent to us must include the stockholder's name and must be received prior to the meeting to be effective.

How Your Proxy Will Be Voted

     All shares represented by properly executed proxies received in time for the meeting will be voted at the meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by proxies will be voted:

     o    FOR the election of all nominees for director,

     o FOR the proposal to amend the articles of incorporation to change our corporate name,

     o FOR the ratification of the selection of Hein + Associates as our independent auditors for the fiscal year ending July 31, 2003.

     In addition, if any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as directed by the board of directors. We have not received notice of any other matters that may properly be presented at the annual meeting.

Quorum

     A quorum, which is holders of a majority of the outstanding shares of common stock as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting, or if you submit a properly executed proxy card. Votes against a particular proposal will be counted both to determine the presence or absence of a quorum and to determine whether the requisite majority of voting shares has been obtained.

Voting

     General

     Each share of common stock outstanding on the record date is entitled to one vote. Cumulative voting in the election of directors is not permitted.

     Tabulation

     If a quorum is present, the affirmative vote of (1) a plurality of the shares of common stock voting at the annual meeting is required to elect directors, and (2) a majority of the shares voted at the annual meeting is required to (i) approve the amendment to our articles of incorporation and (ii) ratify the appointment of Hein + Associates as our independent accountants for the fiscal year ending July 31, 2003.

     Our transfer agent will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting. Abstentions, broker non-votes, which are explained below, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present and voting at the meeting for purposes of obtaining a quorum. Each will be tabulated separately.

     Abstentions; Broker Non-Votes

     In the absence of controlling precedent to the contrary, we intend to treat abstentions and broker non-votes in the following manner. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring the approval of a majority of the shares of common stock present and entitled to vote and, therefore, do not have the effect of votes in opposition for such proposals. With respect to Proposal 1 requiring a plurality vote and Proposals 2 and 3 requiring the affirmative vote of a majority of the common stock, present in person or by proxy and entitled to vote, broker "non-votes" have no effect.

Because abstentions will be included in tabulations of the shares of common stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as a negative vote on Proposals 2 and 3.

Solicitation of Proxies

     This solicitation is being made by mail on behalf of our board of directors, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, e-mail or personal interview. We will bear the expense of the preparation, printing and mailing of the enclosed form of proxy, notice of annual meeting and this proxy statement and any additional material relating to the meeting that may be furnished to our stockholders by our board of directors subsequent to the furnishing of this proxy statement. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or employees, without additional compensation, or selected securities dealers. We anticipate that the cost of such supplementary solicitations, if any, will not be material.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Our bylaws provide that the number of directors on our board of directors shall not be less than two. The board of directors has currently set the total number of directors at six.

     The board has nominated Mr. John J. Grace, Mr. Douglas C. Rother, Dr. Janice A. Jones, Dr. Vernon R. Alden, Mr. Rick N. Newton and Mr. Wayne M. Ruting for election as directors to serve for a term expiring at our next annual meeting of stockholders and until their successors are elected and qualified. Each of the director nominees are presently serving as our directors. Each of the nominees has consented to be a nominee and to serve as a director if elected The board of directors has no reason to believe that any of the nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the annual meeting, any of the nominees shall become unavailable for any reason, the persons entitled to vote the proxy will vote for such substituted nominee or nominees, if any, as such persons shall determine in his or her discretion.

     Information is set forth below regarding the nominees, including the name and age of each director nominee, his or her principal occupation and business experience during the past five years, and the commencement of his or her term as a director.

Nominees for Election

                          Principal Occupation or Employment            Director
     Name                     During the Past Five Years                 Since
     ----                     --------------------------                 -----

Dr. Vernon R.       Director since November 2002. Dr. Alden previously
Alden               served as President (79) of Ohio University and
    (79)            Associate Dean of the Harvard Business School. In
                    addition, Dr. Alden helped establish Japan's first
                    graduate school of business administration at Keio
                    University. During his career, Dr. Alden served on
                    the boards of Colgate-Palmolive Company, Digital
                    Equipment Corporation, The McGraw-Hill Companies,
                    The Mead Corporation, and the Boston Safe Deposit
                    and Trust Company. He continues to serve as a         2002
                    director of Sonesta International Hotels and as an independent general partner of three Merrill
                    Lynch-Lee Acquisition Funds. Dr. Alden was also appointed by President Lyndon Johnson as Chairman of the Task Force Committee focused on planning the U.S. Job Corps. Dr. Alden received a B.A. from
                    Ohio University and an M.B.A. from Harvard
                    Business School.

John J. Grace       Co-founder and Chief Financial Officer from
    (59)            September 2000 to January 2002 and from February
                    2003 to present, Executive Vice-President since
                    February 2000, and a member of our Board of
                    Advisors since 1997 and a director since April
                    2003. Since our inception, Mr. Grace has worked
                    with us on a variety of matters including
                    acquisitions, development of products and
                    services, managerial appointments and finance.       2003
                    Prior to 1993, Mr. Grace was a Senior Fellow and trustee at a think tank from 1995-1996 and was its Executive Director in 1996. Prior to such time, Mr. Grace was a Managing Partner at Coopers &
                    Lybrand (now Price Waterhouse Coopers) where he spent 28 years in various senior positions. Mr.
                    Grace holds a B.S. in accounting from the University of Scranton and is a Certified Public
                    Accountant.

Dr. Janice A.       Co-founder and Vice President-Corporate
Jones               Development since March 2000, a director since
    (54)            1997 and our Corporate Secretary since 1998. Dr.
                    Jones also founded and has been a director of
                    Chartwell International Inc. since its inception
                    in 1984 and has been its Chief Executive Officer      1997
                    since 1990. Dr. Jones holds a Ph.D. and a Masters degree in Social Sciences from Yeshiva University, and a B.A., from Hunter College. She received the Hunter College Hall of Fame Award in 1986.

Rick N. Newton      Director since April 1999 and Chairman of the
    (49)            Board from April 1999 to December 2000. From
                    November 1996 to March 1999, Mr. Newton was
                    Director of Corporate Finance Services at American
                    Express Co., Denver, Colorado. From April 1990 to     1999
                    October 1996, he was CEO of Systems Science
                    Institute. Mr. Newton received a B.S. in
                    Engineering from the University of Colorado.

Douglas C. Rother   Chief Executive Officer and director since January
    (51)            2002, and our President since October 2001. From
                    1995 through 2000, Mr. Rother was the President of
                    Columbine JDS Systems, Inc., a software and
                    hardware provider to the electronic/media
                    industry. Prior to that position, he was President    2002
                    of Jefferson Pilot-Data Systems, one of four divisions of Jefferson-Pilot Insurance (NYSE:JP).
                    Mr. Rother holds a B.A. in Political Science and an M.B.A. in Marketing from the University of Memphis.

Wayne M. Ruting     Director since July 2002. In July 2001, Mr. Ruting
    (56)            founded and is the Chairman of the Board and Chief
                    Executive Officer of Decentrix, Inc., a leading
                    edge software design company for web based
                    collaborative commerce. Mr. Ruting was the
                    Chairman of the Board of ClickThings, Inc. from
                    April 1999 to July 2001. From March 1992 to August    2002
                    2000, Mr. Ruting was the Vice Chairman of the
                    Board and Chief Executive Officer of Columbine JDS
                    Systems, Inc., a Colorado based software and services business. Mr. Ruting received a B.S. in Physics, a B.E. (Honors) in Electrical Engineering and an M.E. in Electrical Engineering from the University of NSW, Australia.

     There are no family relationships between any of our directors or executive officers except that Janice A. Jones and John J. Grace are married to each other.

Vote Required and Board of Directors' Recommendation

     The six nominees receiving the highest number of affirmative votes duly cast at the meeting shall be elected as directors.

     Our board of directors recommends that the stockholders vote "FOR" the proposal to elect Dr. Vernon R. Alden, Mr. John J. Grace, Dr. Janice A. Jones, Mr. Rick N. Newton, Mr. Douglas C. Rother and Mr. Wayne M. Ruting as directors.

Board of Directors and Committee Meetings

     The board of directors held five meetings during fiscal 2002. During fiscal 2002, no director attended fewer than 75% of the aggregate number of the total number of meetings of the board of directors.

     The board of directors has standing audit and compensation committees. The board of directors does not presently have a separate nominating committee, the function of which is performed by the board of directors as a whole. The board of directors will consider nominees recommended by stockholders. Recommendations for our annual meeting of stockholders to be held in 2004 must be submitted in writing to our Secretary at 333 South Allison Parkway, Suite 100, Denver, Colorado 80226. Such recommendations must include the name, address and principal business occupation of the candidate for the last five years and must be received by the Secretary before January 30, 2004.

     Compensation Committee. The current members of the compensation committee are Messrs. Rick N. Newton and Wayne M. Ruting. The compensation committee performs the following duties: (1) considers and makes recommendations to the board of directors with respect to our overall compensation policies; (2) approves the compensation payable to all of our officers; (3) reviews proposed compensation of executives as provided in our executive compensation plan; (4) advises management on all other executive compensation matters as requested; and
(5) reports to the board as and when appropriate with respect to all of the foregoing. The compensation committee met once in fiscal 2002.

     Audit Committee. The current members of the audit committee are Mr. Rick N. Newton, Chairman, and Mr. Wayne M. Ruting. During fiscal 2002 the audit committee met four times. The audit committee assists the board of directors in its general oversight of our financial reporting, internal controls and audit functions. For further information see "Audit Committee Report" on page 13.

Compensation of Directors

     Beginning in May 2000, we agreed to pay each of our directors, whether or not such director also serves as an officer, $500 per quarter and agreed to issue each director 1,500 shares of common stock for each quarter they serve as a director.

Executive Officers

     Information is set forth below regarding executive officers, including the name and age of each executive officer, his or her principal occupation and business experience during the last five years and the date each first became an executive officer.

                              Principal Occupation or Employment
Name                  Age     During the Past Five Years
----                  ---     --------------------------

Douglas C. Rother     51      Chief Executive Officer and director since January
                              2002, and our President since October 2001. From
                              1995 through 2000, Mr. Rother was the President of
                              Columbine JDS Systems, Inc., a software and hardware provider to the electronic/media industry. Prior to that position, he was President of Jefferson Pilot-Data Systems, one of four divisions of Jefferson-Pilot Insurance (NYSE:JP).
                              Mr. Rother holds a B.A. in Political Science and an M.B.A. in Marketing from the University of Memphis.

Dr. Janice A. Jones   54      Co-founder and has been our Vice
                              President-Corporate Development since March 2000,
                              a director since 1997 and our Corporate Secretary
                              since 1998. Dr. Jones also founded and has been a
                              director of Chartwell International Inc. since its
                              inception in 1984 and has been its Chief Executive
                              Officer since 1990. Dr. Jones holds a Ph.D. and a
                              Masters degree in Social Sciences from Yeshiva
                              University, and a B.A., from Hunter College. She
                              received the Hunter College Hall of Fame Award in
                              1986

John J. Grace         59      Co-founder and has been our Executive
                              Vice-President since February 2000, a member of our Board of Advisors since 1997, and was our Chief Financial Officer from September 2000 to
                              January 2002 and from February 2003 to present.
                              Since our inception, Mr. Grace has worked with us on a variety of matters including acquisitions, development of products and services, managerial appointments and finance. Prior to 1993, Mr. Grace was a Senior Fellow and founding trustee at a think tank from 1988-1996 and was its Executive
                              Director in 1996. Prior to such time, Mr. Grace was a Managing Partner at Coopers & Lybrand (now
                              Price Waterhouse Coopers) where he spent 28 years in various senior positions. Mr. Grace holds a B.S. in accounting from the University of Scranton and is a Certified Public Accountant.

Mark S. Eagle         44      Executive Vice President of Administration and
                              Information Technology since July 2002. Prior to joining us, Mr. Eagle spent 15 years with Columbine JDS Systems, Inc. where he most recently served as Executive Vice President of Software and Services. Mr. Eagle received a B.S. in computer science with a minor in psychology from Rensselaer
                              Polytechnic Institute.

John S. Chapman       44      Vice President of Finance since October 2001. From
                              October 1997 until joining us, Mr. Chapman was the Chief Financial Officer for Page Digital, Inc.
                              Prior to such time he was the Corporate Controller for Production Data Systems, Inc., a publicly held company. Mr. Chapman was previously an audit manager with Price Waterhouse Coopers from 1983 to September 1991. Mr. Chapman received a B.S. in
                              Business from San Diego State University and is a
                              Certified Public Accountant.

     Officers serve at the discretion of the board of directors and are elected at the first meeting of the board of directors after each annual meeting of our stockholders.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the total compensation of each person who served as our Chief Executive Officer during the 2002 fiscal year and any other executive officer whose total annual salary and bonus exceed $100,000 during this period, collectively referred to herein as the "named executive officers."

                           Summary Compensation Table
                                                                              Long-Term
                                                                            Compensation
                                                 Annual Compensation            Award
                                                                             Securities
                                                                             Underlying           All Other
   Name and Principal Position         Year     Salary ($)      Bonus ($)      Options (#)      Compensation ($)
   ---------------------------         ----   --------------    ---------   --------------      ----------------
Jerome M. Lapin,                       2002   $116,917(1)(3)    $    -0-            -0-           $6,000(2)
Chairman and former CEO                2001    166,250(1)(3)         -0-            -0-              -0-
(retired as CEO January 2002)          2000     70,000(1)(3)         -0-        550,000              -0-

Douglas C. Rother,                     2002   $117,128(1)(4)    $ 50,000        750,000           $16,250(2)
CEO (since January 2002)
and President

John J. Grace,                         2002   $122,000(1)(5)       $ -0-            -0-           $3,000(2)
Executive Vice President and CFO       2001    129,600(1)(5)         -0-            -0-              -0-

-----------------
(1)  Includes directors' fees of $0, $667 and $500 for 2002, 2001 and 2000, respectively, for Mr. Lapin and $1,076 for Mr. Rother, and $2,000 in fees received by Mr. Grace for his service as a member of our advisory board.
(2)  Includes stock awarded as additional incentive to provide a loan to us (See page 12 of this Report).
(3)  Includes $18,000, $49,583 and $70,000 in deferred compensation in 2002,
     2001 and 2000, respectively.
(4)  Includes $44,000 in deferred compensation.
(5)  Includes $24,000 and $35,350 in deferred compensation in 2002 and 2001, respectively.

     The foregoing compensation table does not include certain fringe benefits made available on a non-discriminatory basis to all of our employees, such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, we make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. We consider such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of the executive officers, which cannot be precisely ascertained but which is the lesser of either (a) ten percent of the salary and bonus paid to each such executive officer or to the group, respectively, or (b) $50,000 for each individuals in the group, as the case may be, is not included in such table.

                                       7

Option Grants Table

     The following table provides information relating to the grant of stock options to the named executive officers during the 2002 fiscal year.

                                    Option Grants in Last Fiscal Year

                                                         Individual Grants
                          ------------------------------------------------------------------------------
                             Number of      % of Total
                             Securities      Options        Fair Market
                             Underlying     Granted to     Value on Date     Exercise or
                              Options      Employees in       of Grant           Base         Expiration
    Name                   Granted (#)(2)   Fiscal Year        ($/Sh)        Price ($/Sh)        Date
---------------------      --------------   -----------      -----------     -----------      -----------
Mr. Jerome M. Lapin             -0-             --               --               --              --

Mr. Douglas C. Rother          500,000         31.0%           $0.10             $0.50         See Note 1
                               250,000         15.5%           $0.05             $0.50         See Note 1
Mr. John J. Grace               -0-             --               --               --               --

-----------------
(1)  All options vest and become exercisable in four equal annual installments commencing on January 1, 2003 and January 2, 2003, respectively. Such options are exercisable for a period of three years after the vesting date, after which time they expire.

Aggregated Option Exercises and Fiscal Year-End Option Values

     The following table provides information relating to the exercise of stock options during the 2002 fiscal year for each of the named executive officers and the 2002 fiscal year-end value of unexercised options.

                                  Aggregated Option Exercises in Last Fiscal Year
                                             and FY-End Option Values

                                                                        Number of         Value of Unexercised
                                                                       Unexercised         In-the-Money Options
                                                                    Options at FY-End          at FY-End
                                                                           (#)                   ($) (1)
                                                                    -----------------      ------------------
                           Shares Acquired
                             on Exercise          Value Realized       Exercisable/
      Name                     (#)                     ($)            Unexercisable      Exercisable/Unexercisable
---------------------      ---------------        ---------------     ---------------    -------------------------

Mr. Jerome M. Lapin             -0-                    N/A               450,000/-0-            $-0-/-0-

Mr. Douglas C. Rother           -0-                    N/A               -0-/750,000            $-0-/-0-

Mr. John J. Grace               N/A                    N/A                       N/A                 N/A

----------------
(1)  The market value of underlying shares of common stock is equal to the fair market value at July 31, 2002, $0.12 per share, less the option exercise price, multiplied by the number of shares of common stock in the money. No options were in-the-money as of July 31, 2002.

                                       8

Equity Compensation Plan Information

     The following table provides information about shares of our common stock that we may issue upon exercise of options, warrants and rights under our existing equity compensation plans. All information is provided as of March 31, 2003.

                                                                                          Number of Securities
                                                                                        remaining available for
                                 Number of securities to       Weighted-average       future issuance under equity
                                 be issued upon exercise      exercise price of      compensation plans (excluding
                                 of outstanding options,     outstanding options,       securities reflected in
                                   warrants and rights       warrants and rights              column (a))
      Plan category                        (a)                       (b)                          (c)
   ---------------------          ---------------------     ---------------------        ---------------------
   Equity compensation
     plans approved by
     security holders (1)                250,000(2)(4)             $0.50                       2,750,000

   Equity compensation plans
     not approved by security
     holders                           2,835,000(3)(4)             $0.57                          N/A
                                       ---------

   Total                               3,085,000(4)                 $.56                          N/A
                                       =========
-------------------
(1)  The equity compensation plan approved by security holders is our 2002
     Incentive Plan. This plan is described in more detail in Note 12 in the
     Notes to Consolidated Financial Statements in our Annual Report on Form
     10-KSB for the fiscal year ended July 31, 2002.

(2) Options to purchase stock under the 2002 Plan have an exercise price of $0.50 per share and vest on a straight line basis over five years and expire three years after their vesting date.

(3) Includes Options to purchase 400,000 shares at an exercise price of $1.00 per share and 2,435,000 shares at an exercise price of $0.50 per share.
     Such shares vest over four to five years from the grant date and expire three years after their vesting date.

(4) Excludes 1,109,090 shares issuable for options granted under the approved plan on April 14, 2003 and 590,910 shares issuable for options granted under the unapproved plan on April 14, 2003.

Employment Contracts and Termination of Employment and Change in Control
Arrangements

     On August 9, 1999, we entered into an Employment and Stock Option Agreement with Jerome M. Lapin, our Chief Executive Officer until February 1, 2002. Mr.
Lapin's employment agreement renews automatically for successive one-year terms unless his employment is terminated. Under the agreement, Mr. Lapin was initially paid an annual salary of $60,000 and was granted five-year options to purchase 500,000 shares of common stock at $0.272 per share, half of which vested on August 9, 1999 and the remainder of which vested on August 9, 2000.
Effective March 1, 2000 his salary was increased to $80,000 per year, and he was granted an additional option to acquire 50,000 shares exercisable at $0.50 per share, which vested on March 1, 2001. Effective September 1, 2000, Mr. Lapin's salary was increased to $170,000, a portion of which was deferred. Upon his resignation as our Chief Executive Officer, his salary was reduced to $72,000 per year. The employment agreement prohibits Mr. Lapin from competing with us for a period of three years following termination of his employment. Mr. Lapin retired in March 2003.

     On August 16, 2000, we entered into a letter agreement with John J. Grace to compensate him for services rendered from July 1, 1999 through December 31, 1999. During this time, Mr. Grace billed us for actual time worked at the rate of $100 as follows: $25 per hour payable upon receipt of billings, $50 per hour payable upon receipt of financing of $500,000 or more, and $25 per hour in

                                       9

stock. For the fiscal years ending July 31, 1999 and July 31, 2000, Mr. Grace earned $-0- and $107,750, respectively, and received $22,000 in March 2000. Mr. Grace has agreed to defer receipt of compensation until we receive additional financing. Under the letter agreement, Mr. Grace agreed to serve as our Chief Financial Officer commencing September 1, 2000. Effective September 1, 2000, we agreed to pay one half of Mr. Grace's salary with the other half being deferred. In January 2001, Mr. Grace opted to convert $82,292 of his deferred salary into 658,333 shares of our common stock. In February 2002, Mr. Grace opted to convert $61,350 of his deferred salary into 568,056 shares of our common stock. The price of the common stock used for conversion was at a premium to the market sales value. Effective January 1, 2001, his annual salary was established at $136,800 per annum of which 50% is deferred. In February 2003, his salary was increased to $140,000 per annum.

     On October 1, 2001 we entered into an employment agreement with Douglas C. Rother, under which he agreed to serve as our President for an initial term of five years. The agreement automatically renews for successive one year terms, unless notice of non-renewal is provided by either party at least 30 days prior to the end of the then current term. The agreement contemplated that Mr. Rother would become our Chief Executive Officer within a year. Mr. Rother received an annual salary of $120,000 as President, which was automatically increased to $160,000 upon his appointment as Chief Executive Officer in February 2002. Forty percent of his annual salary is deferred until the earlier of November 1, 2002 (which Mr. Rother has agreed to extend to November, 2004), our receipt of $1,500,000 in an equity financing or upon his termination without cause; provides that no deferral will occur in any month in which we realize $100,000 in positive cash flow. The agreement also provided that Mr. Rother would be appointed to the board if and when he became our Chief Executive Officer. Mr. Rother received a deferred signing bonus of $50,000 payable in the same manner as the deferred portion of his salary. In the event our gross revenues for the 2002 fiscal year exceeded $18 million, Mr. Rother was entitled to receive a bonus of $90,000. Upon execution of the agreement, Mr. Rother received an option to purchase 500,000 shares of our common stock at an exercise price of $0.50 per share and he received an additional option to purchase 250,000 shares of our common stock at an exercise price of $0.50 per share upon becoming our Chief Executive Officer. The options vest in four equal annual installments commencing on the one year anniversary of the grant date and are exercisable for a period of three years thereafter. If Mr. Rother is terminated without cause, he is entitled to receive one month's salary for each full year of employment up to a maximum of five months. Upon a change of control, all stock options held by Mr. Rother immediately vest. The agreement prohibits Mr. Rother from competing with us for a period of three years following his termination of employment (one year if he is terminated without cause) and contains customary confidentiality, non-solicitation and intellectual property ownership provisions.

         Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of outstanding shares of common stock as of the record date, by (1) each person who is known by us to own beneficially five percent or more of the outstanding shares, (2) each of our directors, (3) each of the named executive officers, and (4) all directors and executive officers as a group.


Name of Beneficial Owner                       Shares Beneficially Owned(1)     Percent of Class(2)
------------------------                       -------------------------        ----------------
Chartwell International, Inc.(3)                         5,947,641                 22.4% (4)
Dr. Janice A. Jones(3)                                  10,587,887                 39.9% (5)
John J. Grace(3)                                        10,587,887                 39.9% (6)
Scott G. Traynor(7)                                      2,000,000                  7.5%
Jerome M. Lapin(3)                                       1,923,333                  7.3%
Family Jewels II Limited Partnership                     1,500,000                  5.7%
Douglas C. Rother(3)                                       895,722                  3.4% (8)
Rick N. Newton(3)                                          378,000                  1.4% (9)
Wayne M. Ruting(3)                                         269,500                  1.0%
Dr. Vernon R. Alden(3)                                      51,174                  *    (10)
All executive officers and directors as a group         14,105,616                 52.2%(11)
(8 persons)
-----------------
* Less than 1%.

(1) Shares of our common stock are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security, or if the person has the right to acquire beneficial ownership within 60 days, unless otherwise indicated. The foregoing share amounts include the following number of shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2003.
(2)  Based on 26,525,807 shares of common stock outstanding on March 31, 2003.
(3)  Principal business address is 333 South Allison Parkway, Suite 100,
     Lakewood, Colorado 80226.
(4)  Dr. Janice A. Jones currently serves an officer and director of Chartwell
     International, Inc. and currently beneficially owns 72% of its common stock. Accordingly, Dr. Jones may be deemed to have beneficial ownership of the shares of common stock owned by Chartwell International.
(5) Includes 1,600,000 shares issuable to Dr. Jones by Chartwell International upon her exercise of certain options and 4,347,641 additional shares held by Chartwell International; 1,368,389 shares held by Dr. Jones directly;
     1,500,000 shares owned of record by Family Jewels II Limited Partnership
     (an entity owned and controlled by Dr. Jones); 70,000 shares held jointly with J. Grace (the spouse of Dr. Jones); and 1,701,857 shares deemed beneficially owned by Mr. Grace, excluding the jointly owned shares and the shares he has an option to purchase from Chartwell International. Dr. Jones disclaims beneficial ownership of the shares beneficially held by her husband, John J. Grace. Excludes 52,284 shares issued on April 14, 2003 for deferred compensation. In addition, Dr. Jones was issued an option to purchase 750,000 shares on April 14, 2003. Of those options, 187,500 were exercisable immediately.
(6) Includes 1,701,857 shares owned of record by John J. Grace, 450,000 shares of our common stock issuable from Chartwell International upon exercise of an option held by Mr. Grace; 70,000 shares held jointly with Dr. Jones; and 8,366,030 shares deemed beneficially owned by Dr. Jones, excluding the jointly owned shares and the shares Mr. Grace has an option to purchase from Chartwell International. Mr. Grace disclaims beneficial ownership of shares beneficially owned by his wife, Dr. Janice A. Jones. Excludes
     135,937 shares issued on April 14, 2003 for deferred compensation. In addition, Dr. Jones was issued an option to purchase 750,000 shares on April 14, 2003. Of those options, 187,500 were exercisable immediately.
(7)  Principal business address is 5690 Buckleigh Point, Suwanee, GA 30024.
(8) Includes 708,222 shares held directly and 187,500 shares issuable upon exercise of an option. Excludes 275,358 shares issued on April 14, 2003 for deferred compensation.
(9) Includes 68,000 shares held directly and 310,000 shares issuable upon exercise of an option.
(10) Includes 25,000 shares issuable upon exercise of an option.
(11) Includes 522,500 shares issuable upon exercise of options. Excludes 463,579 shares issued on April 14, 2003 for deferred compensation.

                                       11

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1997, we entered into an agreement with National College Recruiting Association, Inc., or NCRA, a wholly owned subsidiary of Chartwell International. Chartwell International was at the time and still is one of our principal stockholders. Under the agreement, NCRA granted us an exclusive license for the use, rights, and interests in and to all of the assets constituting the business of NCRA, along with the rights to sell new and service existing franchises of NCRA and to publish the Blue Chip Illustrated magazine. Under this agreement, as amended on August 1, 2000, we guaranteed a monthly royalty payment of $12,500 on our annual revenues up to $10,000,000 and 1.0% for revenue that exceeds $10 million per annum. NCRA agreed to defer half of its royalty fee until November 1, 2002, or earlier, if sufficient funds are available. As of July 31, 2002, $63,634 of the royalty fees was deferred and accrued and as of March 31, , 2003, $56,134 of the royalty fees was deferred and accrued.

     We have a note payable for the value of $43,692 to Chartwell International as of July 31, 2002 and March 31, 2003, for supplies and services purchased by Chartwell International on our behalf. The note is unsecured and accrues interest at the rate of 10% per annum. Chartwell International has agreed to extend the maturity date of this loan to November 1, 2006 with monthly interest payments through July 31, 2003 and principal and interest monthly payments beginning in August 2003 through November 2006.

     On January 28, 2000 and February 1, 2000, we borrowed $52,500 and $17,500, respectively, from Chartwell International. The notes are unsecured and accrue interest at the rate of 10% per annum. Chartwell International has agreed to extend the maturity date of these loans to November 1, 2006 with monthly interest payments through July 31, 2003 and principal and interest monthly payments beginning in August 2003 through November 2006.

     On December 20, 2000, Jerome Lapin, John Grace and Janice Jones provided us with six-month working capital loans totaling $120,000 ($40,000 each), which we secured with our open customer contracts. The interest rate on these notes is 14% per annum, compounded monthly and payable quarterly. In June 2001, the above parties agreed to extend the term for an additional six months and agreed to subordinate their collateral interests to those of Monterey Financial. In addition, these parties have agreed to continue to extend these notes on a monthly basis. The combined note payable balance due as of July 31, 2002 and March 31, 2003 is $67,500 and $7,500, respectively.

     During fiscal 2002, we paid $7,167 for various information system projects to Decentrix, Inc., a company in which Wayne Ruting is the Chief Executive Officer and primary stockholder and in which Mr. Rother is an investor. For the eight month period ended March 31, 2003 a total of $50,916 has been paid to Decentrix, Inc. As of March 31, 2003, additional fees of $7,900 were due Decentrix.

     During fiscal 2002 and for the eight month period ended March 31, 2003, we paid $989 and $4,671 to Mr. Rick Newton, our director, for various consulting services.

     On July 28, 2002, we issued a total of 400,000 shares of our common stock valued at $52,000 to Douglas Rother, Jerome Lapin, Mark Eagle, John Grace and Dr. Janice Jones in exchange for their loan to us of $75,000, in the aggregate, plus their aggregate commitment to loan us an additional $75,000, if needed, to finance the cost to settle a dispute with the former owner of College Bound Student Athletes. The interest rate on these notes is 10% per annum with interest payable monthly in the first year and the principal, with interest, paid monthly over the following three years.

     We believe that the terms of transactions with affiliates are the same as terms we would be able to negotiate with unaffiliated third parties.

             Section 16(a) beneficial ownership reporting COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the NASD, and us.

     Based solely on our review of Section 16(a) forms received by us and written representations that no other reports were required, we believe that, during the last fiscal year, all Section 16(a) filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with, except that Mr. Lapin failed to timely file a Form 4 reporting one transaction with respect to the purchase of 50,000 shares.

                             AUDIT COMMITTEE REPORT

     The following is a report of the audit committee with respect to our audited financial statements for the fiscal year ended July 31, 2002, which include our consolidated balance sheets as of July 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the periods ended July 31, 2002 and 2001, and the notes thereto.

     The audit committee operates under a written charter adopted by the board of directors and attached hereto as Appendix A.

    In general, the audit committee charter sets forth:

     o the scope of the audit committee's responsibilities and the means by which it carries out these responsibilities;

     o the outside auditor's accountability to the board of directors and the audit committee; and

     o the audit committee's responsibility to assist the board of directors in determining the independence of the outside auditor.

     As described more fully in its charter, the purpose of the audit committee is to assist the board of directors in its general oversight of our financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of our financial statements; selection of accounting and financial reporting principles; and maintaining internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Hein + Associates LLP, our independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor. The committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the committee's members in business, financial, and accounting matters.

     The audit committee members have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of our independent auditors included in their report on our financial statements. The committee's oversight role does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the committee's considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, or that our independent auditors are in fact "independent."

     Among other matters, the audit committee reviews the activities and performance of our external auditors, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent auditor may be retained to perform non-audit services. The audit committee and the board have ultimate authority and responsibility to select, evaluate, and, when appropriate, replace our independent auditors. The audit committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of our financial, accounting, and internal controls. Management and independent auditor presentations to and discussions with the audit committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditors.

     Review with Management

     The audit committee has reviewed and discussed our audited financial statements with management. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles.

     Review and Discussions with Independent Auditors

     During the 2002 fiscal year, the audit committee held meetings with management and the independent auditors to discuss the overall scope and plans for the audit. We also met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of our internal controls. In addition, the committee has reviewed and discussed the audited consolidated financial statements for the year ended July 31, 2002 and held discussions with management and Hein + Associates LLP on the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The audit committee has also discussed with Hein + Associates LLP the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards), which includes, among other items, matters related to the conduct of the audit of our financial statements.

     The audit committee has also received written disclosures and the letter from Hein + Associates LLP required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from us and our related entities) and has discussed with Hein + Associates LLP their independence from us. In addition, the audit committee has also considered whether the provision of those services set forth in the table below is compatible with Hein + Associates LLP maintaining its independence from us.

     In reliance on the reviews and the meetings, discussions and reports noted above, the committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended July 31, 2002.

                                 AUDIT COMMITTEE

                            Rick N. Newton, Chairman
                                 Wayne M. Ruting

Audit Fees

     The following table sets forth the aggregate fees billed by Hein + Associates LLP for the following services during fiscal 2002:

                       Description of Services                       Fee Amount

     Audit fees(1)                                                     $69,514
     Financial Information Systems Design and Implementation Fees      $     0
     All other fees(2)                                                 $14,940
                                                                       -------
     Total                                                             $74,454
                                                                       =======

-------------------
(1) Represents the aggregate fees billed for professional services rendered for the audit of our annual financial statements during fiscal 2002 and for the review of the financial statements included in our quarterly reports during such period.

(2) Represents the aggregate fees billed in 2002 for services other than the audit and review of our 2001 financial statements, but includes, for example, fees for consultation on revenue recognition issues.

                                 PROPOSAL NO. 2

                     Amendment to Articles of Incorporation
                          to Change Our Corporate Name

     On January 27, 2003, our board of directors determined that it is advisable and in the best interest of our company and its stockholders to change the company's name to "College Partnership, Inc." and unanimously approved a resolution to amend Article I of our articles of incorporation to reflect the name change, subject to stockholder approval at the meeting. Accordingly, the stockholders are being asked to vote on a proposal to amend Article I of our articles of incorporation to read as follows:

                                    Article I

     The name of the corporation is College Partnership, Inc. (the
"Corporation").

     "College Partnership, Inc." is currently the name of our largest wholly owned subsidiary. Our board of directors is submitting this proposal to the stockholders because the board believes it is in the best interest of the company and its stockholders to brand our company and its subsidiaries under one name.

Vote Required for Approval; Board Recommendation

     The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote will be required to approve the amendment to the articles of incorporation to change our corporate name.

     Our board of directors recommends that stockholders vote "FOR" the proposal to amend our articles of incorporation to change our corporate name to "College Partnership, Inc."

                                 PROPOSAL NO. 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Our board of directors, upon the recommendation by our board of directors, has selected Hein + Associates as our independent auditors for the year ending July 31, 2003. Representatives of Hein + Associates will be present at the meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Vote Required for Approval; Board Recommendation

     Although it is not required to do so, the board of directors is submitting its selection of our independent auditors for ratification by the stockholders at the annual meeting in order to ascertain the view of the stockholders regarding such selection. The affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting, in person or by proxy, and entitled to vote will be required to approve this proposal. Whether the proposal is approved or defeated, the board of directors may reconsider its selection.

     Our board of directors recommends that stockholders vote "FOR" the ratification of the selection of Hein + Associates.

                          DELIVERY OF VOTING MATERIALS

     To reduce the expenses of delivering duplicate voting materials to our stockholders, we are taking advantage of new householding rules that permit us to deliver only one set of voting materials, meaning the proxy statement and our 2002 Annual Report on Form 10-KSB, to stockholders who share the same address unless otherwise requested. Each stockholder will receive a separate proxy card or voting instruction form and will therefore retain a separate right to vote on all matters presented at the meeting.

     If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials or request that we only send one set of voting materials to you if you are receiving multiple copies by calling us at: (303) 804-0155 or by writing us at: College Bound Student Alliance, Inc., 333 South Allison Parkway, Suite 100, Denver, Colorado 80226, Attn: Secretary.

                                  ANNUAL REPORT

     Our Annual Report on Form 10-KSB for the year ended July 31, 2002, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission is being mailed to stockholders along with this proxy statement.

                              STOCKHOLDER PROPOSALS

     In accordance with Rule 14a-8 under the Exchange Act, any stockholder who intends to submit a proposal at our annual meeting of stockholders held for your 2003 fiscal year and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than January 15, 2004. Such proposal should be sent to our Secretary at 333 South Allison Parkway, Suite 100, Denver, Colorado 80226.

     Any stockholder proposal submitted with respect to our annual meeting of stockholders held for our 2003 fiscal year, which proposal is submitted outside the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 will be considered untimely filed for purposes of Rule 14a-4 and 14a-5 if we receive notice thereof after March 30, 2004.

     It is important that proxies be returned promptly. Therefore, stockholders, whether or not they expect to attend the meeting in person, are requested to complete, date, and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this proxy statement.


                                            By Order of the Board of Directors,


                                            /s/ Douglas C. Rother
                                            ---------------------
                                            Douglas C. Rother
                                            President and Chief Executive
                                            Officer
Lakewood, Colorado
May 14, 2003

                                   APPENDIX A
                                   ----------

                      COLLEGE BOUND STUDENT ALLIANCE, INC.

                         CHARTER OF THE AUDIT COMMITTEE


                              AUTHORITY AND PURPOSE

     The Audit Committee of College Bound Student Alliance, Inc. (the "Corporation") is appointed by the Corporation's Board of Directors (the "Board") to oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. The Audit Committee (the "Committee") shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation's bylaws and applicable law.

                               STATEMENT OF POLICY

     The Committee shall oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. In so doing, the Committee shall endeavor to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. In addition, the Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers (the "NASD").

                       COMMITTEE STRUCTURE AND MEMBERSHIP

     The Committee shall be comprised of two or more directors, as determined by the Board. The Committee members shall be designated by the Board and shall serve at the discretion of the Board. One member of the Committee shall be designated as the Chair.

     Each member of the Committee shall be an independent director. For purposes hereof, an "independent director" shall be one who is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

     At least one member of the Committee shall be an "audit committee financial expert," as defined by Item 401(e) of Regulation S-B and Item 401(h) of Regulation S-K, having (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present the breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation's financial statements (or experience actively supervising one or more persons engaged in such activities), (iv) an understanding of internal controls and procedures for financial reporting, and (v) an understanding of audit committee functions.

     Each member of the Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the NASD. At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual's possessing the requisite financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

                                     POWERS

     The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide the Committee with sufficient funding for it to engage and retain its own advisors, and the Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Corporation's independent auditors for the purpose of issuing or rendering an audit report. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those tasks are the responsibility of management and the independent auditor. The Board and the Committee are in place to represent the Corporation's stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

                                RESPONSIBILITIES

     The Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Corporation's stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

     In meeting its responsibilities, the Committee is expected to:

     1.   Review and reassess the adequacy of this Charter annually.

     2.   With respect to the Corporation's independent auditors:

          a. The Committee is responsible for the appointment, compensation and oversight of the work of the Corporation's independent auditors. The Committee shall pre-approve all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Corporation, other than as may be allowed by applicable law. The Committee may delegate to one or more designated Committee members the authority to grant pre-approvals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings. The independent auditors shall be ultimately accountable to the Board and to the Committee as representatives of the Corporation's stockholders.

          b. Review the independence of the independent auditors, including a review of management consulting services, and related fees, provided by the independent auditors. The Committee shall require the independent auditors to provide at least annually a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with the rules of the NASD and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

     3. Review and discuss with management, before release, the audited financial statements and the Management's Discussion and Analysis proposed to be included in the Corporation's Annual Report in Form 10-K or Form 10-KSB. Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation's Annual Report on Form 10-K or Form 10-KSB.

     4. In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual examinations and such other times as the Committee may deem appropriate:

          a.   The Corporation's annual financial statements and related notes.

          b. The independent auditors' audit of the financial statements and their report thereon.

          c. The independent auditors' reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management.

          d. Any deficiency in, or suggested improvement to, the procedures or practices employed by the Corporation as reported by the independent auditors in their annual management letter.

     5. If the Committee determines that it is appropriate, with such assistance from the independent auditors, internal audit department, if any, and/or management, as the Committee shall request, the Committee shall consider and review the following:

          a. Any significant changes required in the independent auditors' audit plan.

          b. Any difficulties or disputes with management encountered during the course of the audit.

          c. The adequacy of the Corporation's system of internal financial controls.

          d. The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Company's financial statements.

          e. Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation's financial statements or accounting policies.

          f. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

     6. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

     7. Obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

     8. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

     9. Prepare a report in the Corporation's proxy statement in accordance with SEC requirements.

     10. To the extent appropriate or necessary, review the rationale for employing audit firms other than the principal independent auditors; and, where an additional audit firm has been employed, review the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

     11. To the extent practical, one or more members of the Committee shall periodically review, before release, the unaudited operating results in the Corporation's quarterly earnings release and/or discuss the contents of the quarterly earnings release with management.

                                    MEETINGS

     The Committee shall meet at least quarterly, unless otherwise agreed. The Committee may establish its own schedule and notify the Board. The Committee shall meet separately, periodically, with management, other personnel responsible for the internal audit function and the independent auditors.

                                     MINUTES

     The Committee will maintain written minutes of its meeting which minutes will be filed with the minutes of the meetings of the Board.

                                      PROXY
                      COLLEGE BOUND STUDENT ALLIANCE, INC.

           This Proxy is Solicited on Behalf of the Board of Directors
                    for the Annual Meeting of Stockholders to
                              be Held May 28, 2003

The undersigned stockholder of College Bound Student Alliance, Inc. hereby constitutes and appoints Dr. Janice Jones, proxy, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according the number of shares of our $.001 par value common stock held of record by the undersigned on March 31, 2003, and as fully as the undersigned would be entitled to vote if personally present at our Annual Meeting of Stockholders to be held at our executive offices located at 333 South Allison Parkway, Suite 100, Denver, Colorado on May 28, 2003 at 2:00 p.m. local time, and at any and all postponements, continuations and adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this proxy will be voted FOR the election of proposed nominees to the board of directors of the Company and FOR each other proposal.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2 AND 3.

----------------                                                ----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                                ----------------


TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

1. Proposal to elect the following nominees to the board of directors:

   |_|  FOR all nominees listed below     |_|  WITHHOLD AUTHORITY to vote all
        (except as marked to the contrary      nominees listed  below
        below)

                            Dr. Vernon R. Alden
                            Mr. John J. Grace
                            Dr. Janice A. Jones
                            Mr. Rick N. Newton
                            Mr. Douglas C. Rother
                            Mr. Wayne M. Ruting

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:)

--------------------------------------------------------------------------------

2. Proposal to amend our articles of incorporation to change our corporate name to "The College Partnership, Inc."

                         |_| FOR |_| AGAINST |_| ABSTAIN

3. Proposal for ratification of selection of Hein + Associates as the Company's independent auditors for the year ending July 31, 2003:

                         |_| FOR |_| AGAINST |_| ABSTAIN

4. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all postponements, continuations or adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated May 14, 2003 and the proxy statement furnished therewith.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate.

                                            Dated                , 2003
                                                 ----------------


                                            -----------------------------------
                                            Authorized Signature


                                            -----------------------------------
                                            Title


                                            -----------------------------------
                                            Authorized Signature


                                            -----------------------------------
                                            Title

Please mark boxes |_| in ink. Sign, date and return this proxy card promptly using the enclosed envelope.